Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

On December 20, 2011, Equity One, Inc. (“Equity One” or the “Company”) completed the sale of 36 shopping centers for a total sales price of $473.1 million to BRE Southeast Retail Holdings, LLC, an affiliate of Blackstone Real Estate Partners VII (the “Sale”). The following unaudited pro forma condensed consolidated financial statements have been prepared to reflect the effect of the Sale as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed.

The following unaudited pro forma financial statements of Equity One are presented to comply with Article 11 of Regulation S-X and follow guidelines of the Securities and Exchange Commission (“SEC”). The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011 and the years ended December 31, 2010, 2009 and 2008, are based on the Company’s historical consolidated statements of operations, and give effect to the Sale as if it had occurred on January 1, 2008. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 is based on Equity One’s historical balance sheet as of that date, and gives effect to the Sale as if it had occurred on September 30, 2011.

The unaudited pro forma condensed consolidated financial statements presented below are based on the assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma condensed consolidated financial statements were directly attributable to the Sale, are factually supportable, are based upon available information and assumptions that the Company considers to be reasonable, and have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the Sale actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC on March 11, 2011 and the unaudited consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 filed with the SEC on November 9, 2011.

Equity One, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2011

(in thousands, except per share data)

	Equity One, Inc. as reported (a)	Pro Forma Adjustments (b)		Pro Forma
ASSETS
Properties:
Income producing	$2,685,314	$—		$2,685,314
Less: accumulated depreciation	(286,296)	—		(286,296)

Income producing properties, net	2,399,018	—		2,399,018
Construction in progress and land held for development	69,135	—		69,135
Properties held for sale	501,642	(466,870	) c	34,772

Properties, net	2,969,795	(466,870)		2,502,925
Cash and cash equivalents	30,602	—		30,602
Cash held in escrow	47,321	167,714	d	215,035
Accounts and other receivables, net	18,198	—		18,198
Investments in and advances to unconsolidated joint ventures	50,216	—		50,216
Mezzanine loan receivable, net	45,284	—		45,284
Goodwill	9,117	—		9,117
Other assets	168,417	(1,863	) c	166,554

TOTAL ASSETS	$3,338,950	$(301,019)		$3,037,931

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Notes payable:
Mortgage notes payable	$436,048	$—		$436,048
Unsecured senior notes payable	691,136	—		691,136
Unsecured revolving credit facilities	177,500	(130,219	) d	47,281

	1,304,684	(130,219)		1,174,465
Unamortized premium on notes payable, net	397	—		397

Total notes payable	1,305,081	(130,219)		1,174,862
Other liabilities:
Accounts payable and accrued expenses	53,880	4,218	e	58,098
Tenant security deposits	8,406	—		8,406
Deferred tax liabilities, net	8,495	2,932	e	11,427
Other liabilities	112,566	—		112,566
Liabilities associated with assets held for sale	194,630	(174,759	) c	19,871

Total liabilities	1,683,058	(297,828)		1,385,230
Redeemable noncontrolling interests	3,852	—		3,852
Commitments and contingencies	—	—		—
Stockholders’ equity:
Preferred stock, $0.01 par value – 10,000 shares authorized but unissued	—	—		—
Common stock, $0.01 par value – 150,000 shares authorized, 112,551 shares issued and outstanding at September 30, 2011.	1,126	—		1,126
Additional paid-in capital	1,585,964	—		1,585,964
Distributions in excess of earnings	(141,776)	(3,191	) c,d	(144,967)
Accumulated other comprehensive loss	(1,302)	—		(1,302)

Total stockholders’ equity of Equity One, Inc	1,444,012	(3,191)		1,440,821

Noncontrolling interests	208,028	—		208,028

Total stockholders’ equity	1,652,040	(3,191)		1,648,849

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,338,950	$(301,019)		$3,037,931

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Equity One, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the nine months ended September 30, 2011

(in thousands, except per share data)

	Equity One, Inc. as reported (f)	Pro Forma Adjustments		Pro Forma
REVENUE:
Minimum rent	$166,854	$—		$166,854
Expense recoveries	48,596	—		48,596
Percentage rent	2,822	—		2,822
Management and leasing services	1,590	—		1,590

Total revenue	219,862	—		219,862
COSTS AND EXPENSES:
Property operating	62,907	—		62,907
Rental property depreciation and amortization	59,182	—		59,182
General and administrative	38,402	—		38,402

Total costs and expenses	160,491	—		160,491

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	59,371	—		59,371
OTHER INCOME AND EXPENSE:
Investment income	3,175	—		3,175
Equity in income in unconsolidated joint ventures	4,694	—		4,694
Other income	255	—		255
Interest expense	(49,899)	1,074	g	(48,825)
Amortization of deferred financing fees	(1,660)	—		(1,660)
Gain on bargain purchase	30,561	—		30,561
Gain on sale of real estate	5,565	—		5,565
Gain on extinguishment of debt	255	—		255
Impairment loss	(20,701)	—		(20,701)

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	31,616	1,074		32,690
Income tax benefit of taxable REIT subsidiaries	3,480	—		3,480

INCOME FROM CONTINUING OPERATIONS	$35,096	$1,074		$36,170

EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	$0.25	$0.01		$0.26

Number of Shares Used in Computing Basic Earnings per Share	109,267	109,267		109,267

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$0.25	$0.01		$0.26

Number of Shares Used in Computing Diluted Earnings per Share	109,424	109,424		109,424

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Equity One, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2010

(in thousands, except per share data)

	Equity One, Inc. as reported (h)	Amounts transferred to discontinued operations (i)	As adjusted	Pro Forma Adjustments		Pro Forma
REVENUE:
Minimum rent	$221,632	$(43,869)	$177,763	—		$177,763
Expense recoveries	60,350	(10,155)	50,195	—		50,195
Percentage rent	1,685	(141)	1,544	—		1,544
Management and leasing services	1,557	—	1,557	—		1,557

Total revenue	285,224	(54,165)	231,059	—		231,059
COSTS AND EXPENSES:
Property operating	78,852	(15,385)	63,467	—		63,467
Rental property depreciation and amortization	67,339	(16,773)	50,566	—		50,566
General and administrative	42,041	(54)	41,987	—		41,987

Total costs and expenses	188,232	(32,212)	156,020	—		156,020

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	96,992	(21,953)	75,039	—		75,039

OTHER INCOME AND EXPENSE:
Investment income	937	—	937	—		937
Equity in loss in unconsolidated joint ventures	(116)	—	(116)	—		(116)
Other income	648	—	648	—		648
Interest expense	(77,922)	13,668	(64,254)	236	g	(64,018)
Amortization of deferred financing fees	(1,924)	15	(1,909)	—		(1,909)
Gain on sale of real estate	254	—	254	—		254
Gain on extinguishment of debt	63	(30)	33	—		33
Impairment loss	(687)	130	(557)	—		(557)

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	18,245	(8,170)	10,075	236		10,311
Income tax benefit of taxable REIT subsidiaries	3,765	(2,038)	1,727	—		1,727

INCOME FROM CONTINUING OPERATIONS	$22,010	$(10,208)	$11,802	$236		$12,038

EARNINGS (LOSS) PER COMMON SHARE - BASIC:

Continuing operations	$0.24	$(0.11)	$0.13	$0.00		$0.13

Number of Shares Used in Computing Basic Earnings (Loss) per Share	91,536	91,536	91,536	91,536		91,536

EARNINGS (LOSS) PER COMMON SHARE - DILUTED:

Continuing operations	$0.24	$(0.11)	$0.13	$0.00		$0.13

Number of Shares Used in Computing Diluted Earnings (Loss) per Share	91,710	91,710	91,710	91,710		91,710

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Equity One, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2009

(in thousands, except per share data)

	Equity One, Inc. as reported (h)	Amounts transferred to discontinued operations (i)	As adjusted
REVENUE:
Minimum rent	$209,857	$(45,904)	$163,953
Expense recoveries	57,961	(10,478)	47,483
Percentage rent	1,679	(54)	1,625
Management and leasing services	1,675	—	1,675

Total revenue	271,172	(56,436)	214,736
COSTS AND EXPENSES:
Property operating	78,070	(15,389)	62,681
Rental property depreciation and amortization	62,122	(18,512)	43,610
General and administrative	38,835	(375)	38,460

Total costs and expenses	179,027	(34,276)	144,751

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	92,145	(22,160)	69,985

OTHER INCOME AND EXPENSE:
Investment income	10,154	—	10,154
Equity in loss in unconsolidated joint ventures	(88)	—	(88)
Other income	1,503	—	1,503
Interest expense	(73,450)	17,411	(56,039)
Amortization of deferred financing fees	(1,520)	61	(1,459)
Gain on acquisition of controlling interest in subsidiary	27,501	—	27,501
Gain on sale of real estate	—	—	—
Gain on extinguishment of debt	12,345	—	12,345
Impairment loss	(368)	—	(368)

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	68,222	(4,688)	63,534
Income tax benefit of taxable REIT subsidiaries	5,017	(1,898)	3,119

INCOME FROM CONTINUING OPERATIONS	$73,239	$(6,586)	$66,653

EARNINGS (LOSS) PER COMMON SHARE - BASIC:
Continuing operations	$0.90	$(0.08)	$0.82

Number of Shares Used in Computing Basic Earnings (Loss) per Share	83,290	83,290	83,290

EARNINGS (LOSS) PER COMMON SHARE - DILUTED:
Continuing operations	$0.89	$(0.08)	$0.81

Number of Shares Used in Computing Diluted Earnings (Loss) per Share	83,857	83,857	83,857

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Equity One, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2008

(in thousands, except per share data)

	Equity One, Inc. as reported (h, j)	Amounts transferred to discontinued operations (i)	As adjusted
REVENUE:
Minimum rent	$181,798	$(19,099)	$162,699
Expense recoveries	51,753	(5,537)	46,216
Percentage rent	1,901	(113)	1,788
Management and leasing services	1,789	—	1,789

Total revenue	237,241	(24,749)	212,492
COSTS AND EXPENSES:
Property operating	64,190	(9,718)	54,472
Rental property depreciation and amortization	45,429	(4,791)	40,638
General and administrative	31,957	—	31,957

Total costs and expenses	141,576	(14,509)	127,067

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	95,665	(10,240)	85,425
OTHER INCOME AND EXPENSE:
Investment income	10,220	—	10,220
Equity in loss in unconsolidated joint ventures	108	—	108
Other income	967	—	967
Interest expense	(60,851)	2,115	(58,736)
Amortization of deferred financing fees	(1,629)	20	(1,609)
Gain on sale of real estate	21,542	—	21,542
Gain on extinguishment of debt	6,473	—	6,473
Impairment loss	(37,497)	2,385	(35,112)

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	34,998	(5,720)	29,278
Income tax benefit of taxable REIT subsidiaries	(1,015)	190	(825)

INCOME FROM CONTINUING OPERATIONS	33,983	(5,530)	28,453

EARNINGS (LOSS) PER COMMON SHARE - BASIC:
Continuing operations	$0.45	$(0.07)	$0.38

Number of Shares Used in Computing Basic Earnings (Loss) per Share	74,075	74,075	74,075

EARNINGS (LOSS) PER COMMON SHARE - DILUTED:
Continuing operations	$0.45	$(0.07)	$0.38

Number of Shares Used in Computing Diluted Earnings (Loss) per Share	74,098	74,098	74,098

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Equity One, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma condensed consolidated balance sheet and/or the unaudited pro forma condensed consolidated statements of operations:

a)	Reflects the Company’s consolidated balance sheet as of September 30, 2011, as contained in the historical financial statements and notes thereto presented in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.

b)	The pro forma adjustments represent the elimination of the assets and liabilities of the 36 shopping centers sold as if the Sale had occurred on September 30, 2011, and the receipt of proceeds of approximately $473.1 million, net of adjustments and costs of approximately $6.0 million, including mortgages assumed by the buyer of approximately $145.8 million as of the date of sale. The pro forma adjustments also reflect the satisfaction of an additional $27.2 million in mortgage debt related to the sold properties which occurred subsequent to September 30, 2011.

c)	The pro forma adjustments reflect the elimination of the assets and liabilities of the 36 shopping centers sold on December 20, 2011.

d)	The pro forma adjustments reflect the application of the net cash proceeds received in connection with the Sale.

For purposes of the pro forma adjustment, it is assumed that net cash proceeds are used to repay amounts outstanding under the Company’s unsecured revolving credit facility. Proceeds related to certain of the shopping centers are assumed to be placed in escrow held by a qualified intermediary in anticipation of the acquisition of replacement properties in tax-free exchanges under Section 1031 of the Internal Revenue Code. Additionally, $23.4 million of proceeds are assumed to be held in escrow in connection with certain requirements under the Foreign Investment in Real Property Tax Act.

In accordance with Securities and Exchange Commission guidance, the pro forma condensed consolidated statements of operations do not assume any interest income on the estimated net cash proceeds from the Sale.

e)	The pro forma adjustments represent the accrual for income taxes payable of $320,000 and the change in the deferred tax liability of $2.9 million related to the gain on the sale of those properties that were owned by our taxable REIT subsidiaries. Income taxes are based on the statutory tax rate in those jurisdictions.

In addition, the adjustments reflect other expense accruals of $3.9 million representing nonrecurring costs, primarily costs directly related to the closing of the Sale which will be included in the Company’s statements of operations within the 12 months following the closing.

f)	Reflects the Company’s unaudited condensed consolidated statement of operations as of September 30, 2011 as contained in the historical financial statements and notes thereto presented in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011. The unaudited condensed consolidated statement of operations for the nine months ended September 30, 2011, as reported in the Quarterly Report on Form 10-Q, already presented the results of operations of the 36 shopping centers sold in the Sale as discontinued operations and thus are not reflected in the “as reported” column.

g)	The pro forma adjustment represents the estimated reduction in interest expense had the Company’s unsecured revolving line of credit been repaid with the proceeds from the Sale.

h)	Reflects the Company’s consolidated statement of operations as of December 31, 2010, 2009 and 2008, as contained in the historical financial statements and notes thereto presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

i)	Reflects income and expense items related to the shopping centers sold in the Sale and which were classified as discontinued operations at September 30, 2011 and will be reflected as discontinued operations in future historical financial statements.

j)	Included in the 36 shopping centers sold in connection with the Sale are 17 shopping centers which were owned by DIM Vastgoed, N.V., a company organized under the laws of the Netherlands in which we acquired a controlling interest on January 14, 2009. Prior to acquiring a controlling interest, the Company accounted for its investment as an available-for-sale security. Accordingly, the historical consolidated statement of operations for the year ended December 31, 2008 does not reflect the operations of these 17 shopping centers and, therefore, no pro forma adjustments related to these properties are warranted.